Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT













March 7, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

The Board of Directors
HealthCare Capital Corp.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts".

                                               Very truly yours,

                                               /s/ Shikaze Ralston

                                               Shikaze Ralston